UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2015

ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)

(614) 283-6500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 20, 2015, Abercrombie & Fitch Co. (the “Company”) issued a news release (the “Release”) reporting the Company's unaudited financial results for the third quarter ended October 31, 2015. A copy of the Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In conjunction with the Release, the Company also made available additional unaudited quarterly financial information, which is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In conjunction with the Release, the Company also made available an investor presentation of results for the third quarter ended October 31, 2015. The presentation, which is available under the “Investor Presentations” tab in the “Investors” section of the Company's website, located at www.abercrombie.com, is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company's management conducted a conference call on November 20, 2015 to review the Company's financial results for the third quarter of 2015. A copy of the transcript of the conference call is furnished as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

In the Release, the Registrant also announced that the Board of Directors of the Company had declared a quarterly cash dividend of $0.20 per share in respect of the Registrant's Class A Common Stock. The dividend was declared on November 18, 2015 and is payable on December 9, 2015 to stockholders of record at the close of business on December 1, 2015.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News release issued by Abercrombie & Fitch Co. on November 20, 2015

99.2	Additional unaudited quarterly and fiscal year financial information

99.3	Investor presentation of results for the third quarter ended October, 31 2015

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on November 20, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: November 23, 2015	By:	/s/ Joanne C. Crevoiserat
Joanne C. Crevoiserat
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	News release issued by Abercrombie & Fitch Co. on November 20, 2015

99.2	Additional unaudited quarterly and fiscal year financial information

99.3	Investor presentation of results for the third quarter ended October, 31 2015

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on November 20, 2015